Exhibit 99.2

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”), dated the 20th day of February, 2019, and made effective as of February 1, 2019 (the “Effective Date”), is by and among EMPIRE COAL HOLDINGS, LLC, a Kentucky limited liability company (the “Seller”), AMERICAN RESOURCES CORPORATION, a Florida corporation (the “Buyer”), and EMPIRE KENTUCKY LAND, INC., a Kentucky corporation and survivor by merger with ARC Acquisition Corp. (the “Subsidiary”).

WHEREAS, Seller has agreed to sell, and Buyer has agreed to purchase, substantially all the assets of the Seller related to the business of coal mining, leasing, processing and sale (the “Business”), including but not limited to all owned and leased real property of Seller (the “Purchased Assets), subject to the terms and conditions set forth herein.

WHEREAS, immediately prior to the Closing of this Agreement, pursuant to that certain Agreement and Plan of Merger of even date herewith by and between American Resources Corporation, ARC Acquisition Corp., and Empire Kentucky Land, Inc. (the “Merger Agreement”), ARC Acquisition Corp. merged with and into Empire Kentucky Land, Inc., with Empire Kentucky Land, Inc. being the surviving entity and the wholly-owned subsidiary of American Resources Corporation.

WHEREAS, immediately after the Closing of this Agreement, Buyer shall contribute, assign and transfer all of the Purchased Assets to Subsidiary and Subsidiary shall execute and deliver certain security documents granting liens in the Purchased Assets to Seller to secure that portion of the Purchase Price to be paid pursuant to a Term Note (as described below).

NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants and agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Purchase and Sale.

(a). Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of any Encumbrances other than Permitted Encumbrances, all of Seller’s right, title and interest in, to and under the following assets (collectively, the “Purchased Assets”):

(i). all of Seller’s rights, title and interest in all owned or leased real property, including without limitation all owned and leased surface rights, all owned and leased mineral rights;

(ii). all contracts, leases, service agreements and other agreements related to the Business and agreed to be assumed by Buyer as listed on Schedule 1(a)(ii) attached hereto, including without limitation the lease agreement for the Leased Property (the “Assumed Contracts”), including rights to any security deposits. Buyer shall have the right to add and/or remove Assumed Contracts to/from Schedule 1(a)(ii) up to the date of Closing;

(iii). all furniture, fixtures and equipment related to the Business (the “Tangible Personal Property”);

(iv). all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories related to the Business (“Inventory”);

(v). all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees related to the Business (including any such item relating to the payment of Taxes);

(vi). all of Seller’s rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets;

(vii). all insurance benefits, including rights and proceeds, arising from or relating to the Business, the Purchased Assets or the Assumed Liabilities;

(viii). originals, or where not available, copies, of all books and records related to the Business, including without limitation, books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Authority), sales material and records (including pricing history, total sales, terms and conditions of sale, sales and pricing policies and practices), strategic plans, internal financial statements, marketing and promotional surveys, material and research and files relating to the Seller’s intellectual property assets used in connection with the Business (“Books and Records”); and

(ix). all of Seller’s goodwill relating to the Business.

(b). Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the “Excluded Assets”):

(i). All assets of the Seller that are not expressly described herein as Purchased Assets;

(ii). Contracts that are not Assumed Contracts, including without limitation, that certain Forbearance Agreement dated April 29, 2016, by and among Empire Coal Holdings, LLC, Colonial Coal Company, Inc., Revelation Energy, LLC and Empire Coal Processing, LLC (the “Revelation Agreement”), including without limitation all rights of Colonial Coal Company, Inc. under the Revelation Agreement assigned to Empire Coal Holdings, LLC pursuant to that certain Assignment of Contract dated February 20, 2019, and effective as of February 1, 2019 (collectively, the “Excluded Contracts”);

(iii). all of Seller’s right and interest in the intellectual property assets used in connection with the Business, including without limitation, all trade names, registered and unregistered trademarks, service marks and applications, all registered and unregistered copyrights, trade secrets, licenses, know-how, specifications, literature, all rights in internet web sites and internet domain names presently used by Seller, data, code, and other related intellectual property, all telephone and telecopier numbers, and all other intangible assets that relate specifically to the Business, whether located at the Business or any other location;

(iv). all permits, licenses, certificates, authorizations, accreditations, orders, ratings and approvals of all federal, state, or local governmental or regulatory authorities which are held by Seller (the “Permits”);

(v). Seller’s prepaid current accounts arising prior to the Closing Date;

(vi). cash on hand or in money markets;

(vii). all accounts or notes receivable held by Seller, and any security, claim, remedy or other right related to any of the foregoing (“Accounts Receivable”);

(viii). all assets of the Seller not used in the Business, including without limitation copyright material, royalties received from copyright material, and gold coins; and

(ix). the corporate seals, organizational documents, minute books, stock books, tax returns, books of account or other records having to do with the corporate organization of Seller.

(c). Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following Liabilities of Seller (collectively, the “Assumed Liabilities”), and no other Liabilities:

(i). all Liabilities in respect of the Assigned Contracts but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller on or prior to the Closing Date; and

(ii). all Liabilities in respect of the Purchased Assets but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller on or prior to the Closing Date.

(d). Excluded Liabilities. Notwithstanding the provisions of Section 1(c) or any other provision in this Agreement to the contrary, Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Seller or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (the “Excluded Liabilities”). Seller shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy.

2. Purchase Price and Payment.

(a). Purchase Price. The aggregate purchase price for the Purchased Assets shall be Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the “Purchase Price”), plus the assumption of the Assumed Liabilities. The Purchase Price shall be paid as follows:

(i). Cash Consideration. Five Hundred Thousand and No/100 Dollars ($500,000.00) in immediately available funds to an account designated in writing by Seller to Buyer on the Closing Date; and

(ii). Secured Promissory Note. A Secured Promissory Note in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), substantially in the form attached hereto as Exhibit A, and secured by, among other things, one or more mortgages on the Purchased Assets consisting of Owned Real Property giving Seller a first priority mortgage lien on such property, one or more leasehold mortgages on the Purchased Assets consisting of Leased Real Property giving Seller a first priority mortgage lien on such leases, a security agreement on the Purchased Assets consisting of personal property giving the Seller a first priority security interest on such personal property, and one or more pledge agreements on the Buyer’s ownership of the stock of Subsidiary.

3. Taxes; Allocation of Purchase Price.

(a). Taxes. Seller shall be responsible for the payment of any tax imposed by any federal, state, or local government agency in connection with the ownership and sale of the Purchased Assets or the operation of the Business prior to the Closing Date.

(b). Allocation of Purchase Price. Seller and Buyer agree that the Purchase Price and the Assumed Liabilities (plus other relevant items) shall be allocated among the Purchased Assets for all purposes (including Tax and financial accounting) as shown on the allocation schedule (the “Allocation Schedule”). A draft of the Allocation Schedule shall be prepared by Buyer and delivered to Seller within five days prior to the Closing Date. If Seller notifies Buyer in writing that Seller objects to one or more items reflected in the Allocation Schedule, Seller and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Seller and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within thirty days following the Closing Date, such dispute shall be resolved by an independent accountant agreed upon by the parties. The fees and expenses of such accounting firm shall be borne equally by Seller and Buyer. Buyer and Seller shall file all tax returns (including amended returns and claims for refund) and information reports in a manner consistent with the Allocation Schedule.

4. Closing: Due Diligence.

(a). Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of McBrayer, McGinnis, Leslie & Kirkland, PLLC, 201 East Main Street, Suite 900, Lexington, Kentucky, at 10:00 a.m., prevailing eastern time, on February 20, 2019, or at such other time, date or place as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date”.

(b). Closing Deliverables.

(i). At the Closing, or at a reasonable time post-Closing agreed to by the Buyer and Seller, Seller shall deliver to Buyer the following:

1. a deed duly executed by Seller, transferring the Owned Real Property included in the Purchased Assets to Buyer;

2. a bill of sale duly executed by Seller, transferring the tangible personal property included in the Purchased Assets to Buyer;

3. an assignment and assumption agreement in form and substance satisfactory to Buyer (the “Assignment and Assumption Agreement”) and duly executed by Seller, effecting the assignment to and assumption by Buyer of the Assumed Contracts, the Purchased Assets and the Assumed Liabilities;

4. the Seller’s closing certificate, Secretary’s certificate and such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement.

(ii). At the Closing, Buyer shall deliver to Seller the following:

1. the Purchase Price;

2. the Assignment and Assumption Agreement duly executed by Buyer;

3. the Buyer’s closing certificate, Secretary’s certificate and such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Seller, as may be required to give effect to this Agreement.

5. Seller’s Representations and Warranties. As a material inducement to Buyer and Subsidiary to execute and perform the obligations required under this Agreement, Seller represents and warrants to Buyer that, except as otherwise disclosed herein:

(a). Seller is a limited liability company duly organized and validly existing under the Laws of the Commonwealth of Kentucky and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as currently conducted.

(b). Seller has full corporate power and authority to enter into this Agreement and the related documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any related document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms. When each other document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such document will constitute a legal and binding obligation of Seller enforceable against it in accordance with its terms.

(c). Seller has no Liabilities with respect to the Business, except (a) those which have been disclosed to Buyer in writing, and (b) those which have been incurred in the ordinary course of business consistent with past practice and which are not, individually or in the aggregate, material in amount.

(d). Seller has good and valid title to, or a valid leasehold interest in, all of the Purchased Assets. All such Purchased Assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):

(i). liens in favor of Community Trust Bank;

(ii). liens for Taxes not yet due and payable; or

(iii). liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the Business or the Purchased Assets.

(e). As of the date hereof, Seller is using the Leased Premises in the ordinary course of its business.

(f). All tax returns with respect to the Business required to be filed by Seller for any pre-Closing tax period have been, or will be, timely filed. Such tax returns are, or will be, true, complete and correct in all respects. All taxes due and owing by Seller (whether or not shown on any tax return) have been, or will be, timely paid.

(g). Seller has withheld and paid each tax required to have been withheld and paid in connection with amounts paid or owing to any Employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable law.

(h). The information and documentation provided by Seller and relied upon by Buyer as consideration for this Agreement is true and correct in all material respects as of the date stated therein.

6. Buyer’s and Subsidiary’s Representations and Warranties. As a material inducement to Seller to execute and perform the obligations required under this Agreement, Buyer and Subsidiary unconditionally, jointly and severally, represent and warrant that, except as otherwise disclosed herein:

(a). Buyer is a corporation duly organized and validly existing under the laws of the State of Florida and the delivery and performance of this Agreement has been duly authorized by all necessary action and this Agreement and the other documents contemplated herein are valid and binding agreements of Buyer.

(b). Subsidiary is a corporation duly organized and validly existing under the laws of the State of Indiana and the delivery and performance of this Agreement has been duly authorized by all necessary action and this Agreement and the other documents contemplated herein are valid and binding agreements of Subsidiary.

(c). No litigation or proceedings, legal, equitable, administrative, through arbitration or otherwise, are pending or threatened which might affect Buyer or the consummation of the transactions described in this Agreement.

(d). Buyer’s execution, delivery, performance and compliance with this Agreement shall not result in the violation of or be in conflict with or constitute a default under any mortgage, indenture, lease, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation.

7. Covenants.

(a). Obligations of Subsidiary. Parent will take all action necessary to cause Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

(b). Further Assurances. At and after the Closing, the officers and directors of the Buyer shall execute and deliver, in the name and on behalf of the Buyer, and shall cause the Subsidiary to execute and deliver, in the name and on behalf of the Subsidiary, and the Subsidiary shall execute and deliver, in the name and on behalf of the Subsidiary, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Buyer or Subsidiary, as applicable, any actions and things to vest, perfect, or confirm of record or otherwise in the Subsidiary any and all right, title, and interest in, to and under the Purchased Assets.

8. Conditions Precedent to Closing.

(a). Buyer’s obligations to consummate this Agreement are subject to and conditioned upon the satisfaction, at or prior to the date of Closing, of each of the following conditions:

(i). the representations, warranties and covenants made by Seller in this Agreement must be true in all material respects at and as of Closing as if made on and as of Closing (excluding any materiality qualifier in such representations and warranties);

(ii). Seller must have performed and complied with all its covenants and obligations under this Agreement in all material respects which are to be performed or complied with by them before or at Closing;

(iii). as of the Closing Date, no suit, action, claim or governmental proceeding is pending or threatened against, and no order, decree or judgment of any court, agency or other governmental authority has been rendered against any party to this Agreement which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms or otherwise have a material adverse effect on Buyer’s ownership, use or enjoyment of the Leased Premises, the Business, or the Purchased Assets;

(iv). Seller and Buyer shall execute and deliver the documents described in Section 3; and

(v). Seller shall convey to Buyer free, clear, and marketable title to the Purchased Assets; subject only to Permitted Encumbrances.

(b). Seller’s obligations to consummate this Agreement are subject to and conditioned upon the satisfaction, at or prior to the date of Closing, of each of the following conditions:

(i). Payment by the Buyer of the Purchase Price;

(ii). the Board of Directors of Seller approving the Transaction;

(iii). the representations, warranties and covenants made by Buyer in this Agreement must be true in all material respects at and as of Closing as if made on and as of Closing (excluding any materiality qualifier in such representations and warranties);

(iv). Buyer must have performed and complied with all its covenants and obligations under this Agreement in all material respects which are to be performed or complied with by it before or at Closing;

(v). The Buyer and/or Seller must have received written consent to the assignment of any Assumed Contract containing any assignment provision requiring consent to assign;

(vi). The closing of the Merger Agreement shall occur immediately after the Closing.

(vii). as of the Closing Date, no suit, action, claim or governmental proceeding is pending or threatened against, and no order, decree or judgment of any court, agency or other governmental authority has been rendered against any party to this Agreement which would render it unlawful, as of the Closing Date, to effect the transaction contemplated by this Agreement in accordance with its terms.

9. Termination.

(a). This Agreement may be terminated prior to Closing by the mutual written consent of the parties.

(b). Buyer may terminate this Agreement prior to Closing by giving written notice of termination to Seller if: (i) Seller has made a material misrepresentation or is in material breach of the representations and warranties contained in this Agreement; (ii) Seller is in material default in observance of or in the due and timely performance of any of the agreements and covenants contained in the Agreement; (iii) Seller is in material breach of a condition of Closing that has not been previously waived by Buyer.

(c). Seller may terminate this Agreement prior to Closing by giving written notice of termination to Buyer if: (i) Buyer has made a material misrepresentation or is in material breach of the representations and warranties contained in this Agreement; (ii) Buyer is in material default in observance of or in the due and timely performance of any of the agreements and covenants contained in the Agreement; (iii) Buyer is in material breach of a condition of Closing that has not been previously waived by Seller.

(d). The parties agree to execute and deliver all documents and complete all actions necessary to consummate this transaction. If Closing does not take place on or before the Closing Date because there has been a failure of any condition precedent set forth herein without the fault or breach of either party, then all rights and obligations of both parties under this Agreement shall terminate, and this Agreement shall thereafter be void and of no effect; provided, however, that the party failing to satisfy such condition precedent shall have the right, by delivery of written notice thereof, to extend closing for up to an additional thirty (30) days to satisfy any such condition precedent.

10. Miscellaneous.

(a). Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

(b). Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(b)):

If to Seller:
Empire Coal Holdings, LLC
2220 Nicholasville Road, Suite 250
Lexington, KY 40503
Attn: Greg B. McDonald

With a copy to:
McBrayer, McGinnis, Leslie & Kirkland, PLLC
201 E. Main St., Ste 900
Lexington, KY 40507
Attn: Thomas Flanigan, Esq.

If to Buyer:
American Resources Corporation
9002 Technology Lane
Fishers, Indiana 46038
Attn: Greg Jensen, General Counsel

(c). Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Sections, Disclosure Schedules and Exhibits mean the Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

(d). Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(e). Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 10, upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(f). Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

(g). Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that prior to the Closing Date, Buyer may, without the prior written consent of Seller, assign all or any portion of its rights under this Agreement to one or more of its direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder.

(h). No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i). Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(j). Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(i). This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky without giving effect to any choice or conflict of law provision or rule.

(ii). ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE COMMONWEALTH OF KENTUCKY IN EACH CASE LOCATED IN THE CITY OF LEXINGTON AND COUNTY OF FAYETTE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(iii). EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(c).

(k). Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

(l). Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SPACE INTENTIONALLY BLANK; SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Buyer, through their duly authorized officers, have executed this Agreement on the day and year first written above.

AMERICAN RESOURCES CORPORATION

By:

Thomas M. Sauve, President

(the “Buyer”)

EMPIRE KENTUCKY LAND, INC.

By:

Its:

(the “Subsidiary”)

EMPIRE COAL HOLDINGS, LLC

By:

Greg B. McDonald, Member

(“Seller”)